SURVIVORSHIP INCENTIVE LIFE
                     FLEXIBLE PREMIUM JOINT SURVIVORSHIP VARIABLE LIFE INSURANCE [LOGO] EQUITABLE
       ------------------------------
       Member of the Global AXA Group

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
212-554-1234

                             NOTES TO ILLUSTRATIONS

The following illustrations of death benefits, policy account values, and cash surrender values are designed to show you how the performance of the investment funds available with Survivorship Incentive Life could affect the net cash surrender value and death benefit. These illustrations use hypothetical investment return assumptions, and are not intended as estimates of future performance of any investment fund. You may request an illustration that assumes a hypothetical investment return ranging from 6.01% to 12.00%. The Equitable is not able to predict the future performance of the investment funds.

Illustrations based on assumed constant rates of return do not show the fluctuations in the death benefit and cash surrender value that can occur with an actual policy. Since the values of the investment funds vary up and down, variable life insurance benefits will also vary.

                                   ASSUMPTIONS

The illustration assumes that the amounts that you allocate to the investment funds experience hypothetical gross rates of investment return equivalent to 0.00%, 6.00%, and a specified rate of 10.00%.

Premiums are assumed to be paid at the beginning of the payment period. Policy values, death benefits, and ages shown are as of the end of the policy year and reflect the effect of all loans and withdrawals. The death benefit, policy account, and cash surrender value will differ if premiums are paid in different amounts, frequencies, or not on the due date. Premiums minus a premium charge are added to the policy account. A monthly administrative charge is deducted from the Policy Account in all years.

'ASSUMING CURRENT CHARGES': This illustration is based upon the 'current charges' as declared by The Equitable Life Assurance Society's Board of Directors, and apply to policies issued as of the preparation date shown. 'Current charges' are not guaranteed and may be changed at the discretion of the Board of Directors. A customer loyalty credit will be credited towards the monthly deduction starting in year 7. This credit is not guaranteed.

'BLENDED CHARGES' Are based upon a blend of the current and the guaranteed maximum mortality charges, all other current charges, and the assumed hypothetical gross annual investment return indicated.

'ASSUMING GUARANTEED CHARGES': This illustration uses the guaranteed maximum mortality charges, administrative charges, charges for mortality and expense risk, premium charge, and the assumed hypothetical gross annual investment return. The premium charge may be raised if changes in the tax law increase our expenses.

'NET LOANS/REPAYM'TS/WITHDRAWALS': Columns reflect any loans, loan repayments, and/or partial withdrawals that have been requested.

'NET RATES OF RETURN': (Shown in parentheses) take into consideration an assumed daily charge to the Separate Account equivalent to an annual charge of .5991% for investment advisory services (management fee), .3058% for other estimated Trust expenses (including 12b1 fees), plus the daily charge for mortality and expense risks. The actual charge for advisory services varies with the investment fund selected, and currently ranges from .3137% to 1.15%. The actual charge for Trust expenses varies with the investment fund selected, and currently ranges from .2767% to .60%. The charge for mortality and expense risks is equivalent to a current annual charge of .60%, and is guaranteed not to exceed .90%. The illustration also reflects that no charge is currently made to the Separate Account for Federal income taxes.

                            IMPORTANT TAX INFORMATION

Certain levels of premium payments into a life insurance policy, as well as certain policy changes, may cause your policy to be classified as a 'modified endowment contract', or MEC. A MEC classification affects the tax status of any distributions taken from the policy. Distributions taken from a MEC policy (loans or partial withdrawals) will first be taxed as ordinary income (on the gain portion only). If the policy owner is under age 59 1/2, a 10% penalty tax will also generally be imposed by the IRS on the taxable amount received. See the tax section of your prospectus for further important tax information.

Under current Federal tax rules you generally may take income tax-free partial withdrawals under a life insurance policy which is not a modified endowment contract up to your basis in the contract. Additional amounts are includible in income. In certain cases during the first fifteen years of a policy, a partial withdrawal may be taxable to the extent there is gain in the policy. Loans taken will be free of current income tax as long as the policy remains in effect until the insured's death, does not lapse or mature, and is not a modified endowment contract. This assumes the loan will eventually be satisfied from income tax-free death proceeds. Loans and withdrawals reduce the policy's cash value and death benefit and increase the chance that the policy may lapse. If the policy lapses, matures, is surrendered or becomes a modified endowment, the loan balance at such time would generally be viewed as distributed and taxable under the general rules for distributions of policy cash values.

       BASED ON OUR UNDERSTANDING OF THE TAX LAWS, THE POLICY ILLUSTRATED
                HERE IS NOT A MODIFIED ENDOWMENT CONTRACT (MEC).

A policy may terminate due to insufficient premiums and/or poor investment performance. A policy may also terminate due to insufficient premiums and/or poor investment performance. This policy provides a No Lapse Guarantee and a Death Benefit Guarantee under certain conditions.

                                                      Prepared by: John Q. Agent
Male Non-Tobacco User Preferred, Age 57
Female Non-Tobacco User Preferred, Age 52         Initial Face Amount = $500,000
Riders: None                           Initial Death Benefit Option is A (Level)
Prepared on Apr l2 1999
                                                                   6.0g-03-31-99
               THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL PAGES

                                      SURVIVORSHIP INCENTIVE LIFE
                     FLEXIBLE PREMIUM JOINT SURVIVORSHIP VARIABLE LIFE INSURANCE [LOGO] EQUITABLE
       ------------------------------
       Member of the Global AXA Group

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
212-554-1234

             ILLUSTRATION OF DEATH BENEFITS, POLICY ACCOUNT VALUES,
                      CASH SURRENDER VALUES, AND PREMIUMS

                   PREPARED FOR: JOE CLIENT AND JOANNE CLIENT

                           ASSUMING GUARANTEED CHARGES

                                  ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS
                                  ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
                                        0.00% (-1.78% NET)                6.00% (4.12% NET)                 10.00% (8.05% NET)
 END              NET LOANS/     POLICY     NET      NET DEATH     POLICY     NET      NET DEATH     POLICY     NET      NET DEATH
  OF  ANNUALIZED  REPAYM'TS/    ACCOUNT  CASH SURR  BENEFIT AT    ACCOUNT  CASH SURR  BENEFIT AT    ACCOUNT  CASH SURR  BENEFIT AT
  YR   PREMIUMS   WITHDRAWLS     VALUE     VALUE     2ND DEATH     VALUE     VALUE     2ND DEATH     VALUE     VALUE     2ND DEATH
  --   ---------------------     -----     -----     ---------     -----     -----     ---------     -----     -----     ---------

   1     6,212        0          4,997       794      500,000      5,314     1,111      500,000      5,525     1,322      500,000
   2     6,212        0          9,972     5,768      500,000     10,916     6,712      500,000     11,566     7,363      500,000
   3     6,212        0         14,795    10,591      500,000     16,683    12,479      500,000     18,026    13,823      500,000
   4     6,212        0         19,454    15,251      500,000     22,608    18,405      500,000     24,926    20,723      500,000
   5     6,212        0         23,938    19,735      500,000     28,683    24,479      500,000     32,286    28,083      500,000

   6     6,212        0         28,232    24,029      500,000     34,896    30,693      500,000     40,126    35,923      500,000
   7     6,212        0         32,320    28,116      500,000     41,235    37,032      500,000     48,468    44,265      500,000
   8     6,212        0         36,180    31,977      500,000     47,683    43,479      500,000     57,331    53,128      500,000
   9     6,212        0         39,788    36,185      500,000     54,216    50,613      500,000     66,733    63,131      500,000
  10     6,212        0         43,116    40,113      500,000     60,809    57,806      500,000     76,692    73,689      500,000

  11     6,212        0         46,181    43,779      500,000     67,484    65,082      500,000     87,279    84,877      500,000
  12     6,212        0         48,875    47,073      500,000     74,136    72,335      500,000     98,444    96,642      500,000
  13     6,212        0         51,137    49,936      500,000     80,706    79,506      500,000    110,188   108,987      500,000
  14     6,212        0         52,902    52,302      500,000     87,132    86,532      500,000    122,516   121,915      500,000
  15     6,212        0         54,069    54,069      500,000     93,314    93,314      500,000    135,407   135,407      500,000

  16     6,212        0         54,604    54,604      500,000     99,216    99,216      500,000    148,909   148,909      500,000
  17     6,212        0         54,390    54,390      500,000    104,729   104,729      500,000    163,018   163,018      500,000
  18     6,212        0         53,319    53,319      500,000    109,747   109,747      500,000    177,749   177,749      500,000
  19     6,212        0         51,256    51,256      500,000    114,142   114,142      500,000    193,120   193,120      500,000
  20     6,212        0         48,033    48,033      500,000    117,758   117,758      500,000    209,153   209,153      500,000

  21     6,212        0         43,430    43,430      500,000    120,391   120,391      500,000    225,867   225,867      500,000
  22     6,212        0         37,177    37,177      500,000    121,793   121,793      500,000    243,294   243,294      500,000
  23     6,212        0         28,947    28,947      500,000    121,665   121,665      500,000    261,490   261,490      500,000
  24     6,212        0         18,347    18,347      500,000    119,650   119,650      500,000    280,547   280,547      500,000
  25     6,212        0          4,924     4,924      500,000    115,328   115,328      500,000    300,618   300,618      500,000

z 26     6,212        0                                          108,200   108,200      500,000    321,521   321,521      522,150
  27     6,212        0                                           97,656    97,656      500,000    342,203   342,203      552,658
  28     6,212        0                                           82,928    82,928      500,000    362,375   362,375      581,974
  29     6,212        0                                           63,009    63,009      500,000    381,720   381,720      609,607
  30     6,212        0                                           36,564    36,564      500,000    399,921   399,921      634,675

Based on the assumption of guaranteed charges and a hypothetical gross annual investment return of 0.00%, the policy terminates without value in year 26.

Based on the assumption of guaranteed charges and a hypothetical gross annual investment return of 6.00%, the policy terminates without value in year 32.

      SEE THE "NOTES TO ILLUSTRATIONS" AND THE "APPLICABLE FOOTNOTES PAGE"
         FOR AN EXPLANATION OF RATES OF RETURN, FIGURES SHOWN, AND OTHER IMPORTANT POLICY AND TAX INFORMATION. THIS PRESENTATION MUST BE
           PRECEDED OR ACCOMPANIED BY A PROSPECTUS CONTAINING DETAILED
       INFORMATION ABOUT SURVIVORSHIP INCENTIVE LIFE INCLUDING CHARGES AND
         EXPENSES. THIS IS AN ILLUSTRATION ONLY, AND IS NOT INTENDED TO
         PREDICT ACTUAL PERFORMANCE. VALUES SET FORTH ARE NOT GUARANTEED
                UNLESS THEY ARE CLEARLY IDENTIFIED AS GUARANTEED.

                                                      Prepared by: John Q. Agent
Male Non-Tobacco User Preferred, Age 57
Female Non-Tobacco User Preferred, Age 52         Initial Face Amount = $500,000
Riders: None                           Initial Death Benefit Option is A (Level)
Prepared on Apr l2 1999
                                                                   6.0g-03-31-99
               THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL PAGES

                                      SURVIVORSHIP INCENTIVE LIFE
                     FLEXIBLE PREMIUM JOINT SURVIVORSHIP VARIABLE LIFE INSURANCE [LOGO] EQUITABLE
       ------------------------------
       Member of the Global AXA Group

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
212-554-1234

             ILLUSTRATION OF DEATH BENEFITS, POLICY ACCOUNT VALUES,
                      CASH SURRENDER VALUES, AND PREMIUMS

                   PREPARED FOR: JOE CLIENT AND JOANNE CLIENT

                           ASSUMING GUARANTEED CHARGES

                                  ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS
                                  ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
                                        0.00% (-1.78% NET)                6.00% (4.12% NET)                 10.00% (8.05% NET)
 END              NET LOANS/     POLICY     NET      NET DEATH     POLICY     NET      NET DEATH     POLICY     NET      NET DEATH
  OF  ANNUALIZED  REPAYM'TS/    ACCOUNT  CASH SURR  BENEFIT AT    ACCOUNT  CASH SURR  BENEFIT AT    ACCOUNT  CASH SURR  BENEFIT AT
  YR   PREMIUMS   WITHDRAWLS     VALUE     VALUE     2ND DEATH     VALUE     VALUE     2ND DEATH     VALUE     VALUE     2ND DEATH
  --   ---------------------     -----     -----     ---------     -----     -----     ---------     -----     -----     ---------

  31     6,212        0                                            1,780     1,780      500,000     416,566   416,566     657,342
T 32     6,212        0                                                                             432,812   432,812     663,068
  33     6,212        0                                                                             448,694   448,694     668,106
  34     6,212        0                                                                             464,327   464,327     672,345
  35     6,212        0                                                                             479,765   479,765     676,948

  36     6,212        0                                                                             495,245   495,245     680,962
  37     6,212        0                                                                             511,075   511,075     684,840
  38     6,212        0                                                                             527,446   527,446     689,372
  39     6,212        0                                                                             544,649   544,649     694,428
  40     6,212        0                                                                             562,845   562,845     700,743

  41     6,212        0                                                                             582,449   582,449     707,675
  42     6,212        0                                                                             604,101   604,101     715,860
  43     6,212        0                                                                             629,506   629,506     727,080
  44     6,212        0                                                                             659,183   659,183     741,581
  45     6,212        0                                                                             691,448   691,448     760,593

  46     6,212        0                                                                             726,443   726,443     780,927
  47     6,212        0                                                                             765,602   765,602     803,117
  48     6,212        0                                                                             820,545   820,545     836,956

Based on the assumption of guaranteed charges and a hypothetical gross annual investment return of 0.00%, the policy terminates without value in year 26.

Based on the assumption of guaranteed charges and a hypothetical gross annual investment return of 6.00%, the policy terminates without value in year 32.

      SEE THE "NOTES TO ILLUSTRATIONS" AND THE "APPLICABLE FOOTNOTES PAGE"
         FOR AN EXPLANATION OF RATES OF RETURN, FIGURES SHOWN, AND OTHER IMPORTANT POLICY AND TAX INFORMATION. THIS PRESENTATION MUST BE
           PRECEDED OR ACCOMPANIED BY A PROSPECTUS CONTAINING DETAILED
       INFORMATION ABOUT SURVIVORSHIP INCENTIVE LIFE INCLUDING CHARGES AND
         EXPENSES. THIS IS AN ILLUSTRATION ONLY, AND IS NOT INTENDED TO
         PREDICT ACTUAL PERFORMANCE. VALUES SET FORTH ARE NOT GUARANTEED
                UNLESS THEY ARE CLEARLY IDENTIFIED AS GUARANTEED.

                                                      Prepared by: John Q. Agent
Male Non-Tobacco User Preferred, Age 57
Female Non-Tobacco User Preferred, Age 52         Initial Face Amount = $500,000
Riders: None                           Initial Death Benefit Option is A (Level)
Prepared on Apr l2 1999
                                                                   6.0g-03-31-99
               THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL PAGES

                                      SURVIVORSHIP INCENTIVE LIFE
                     FLEXIBLE PREMIUM JOINT SURVIVORSHIP VARIABLE LIFE INSURANCE [LOGO] EQUITABLE
       ------------------------------
       Member of the Global AXA Group

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
212-554-1234

             ILLUSTRATION OF DEATH BENEFITS, POLICY ACCOUNT VALUES,
                      CASH SURRENDER VALUES, AND PREMIUMS

                   PREPARED FOR: JOE CLIENT AND JOANNE CLIENT

                            ASSUMING CURRENT CHARGES

                                  ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS
                                  ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
                                        0.00% (-1.48% NET)                6.00% (4.44% NET)                 10.00% (8.38% NET)
 END              NET LOANS/     POLICY     NET      NET DEATH     POLICY     NET      NET DEATH     POLICY     NET      NET DEATH
  OF  ANNUALIZED  REPAYM'TS/    ACCOUNT  CASH SURR  BENEFIT AT    ACCOUNT  CASH SURR  BENEFIT AT    ACCOUNT  CASH SURR  BENEFIT AT
  YR   PREMIUMS   WITHDRAWLS     VALUE     VALUE     2ND DEATH     VALUE     VALUE     2ND DEATH     VALUE     VALUE     2ND DEATH
  --   ---------------------     -----     -----     ---------     -----     -----     ---------     -----     -----     ---------

   1     6,212        0          5,013       810      500,000        5,331     1,128    500,000       5,543     1,340      500,000
   2     6,212        0         10,054     5,851      500,000       11,004     6,801    500,000      11,659     7,456      500,000
   3     6,212        0         14,958    10,754      500,000       16,864    12,661    500,000      18,220    14,017      500,000
   4     6,212        0         19,711    15,508      500,000       22,904    18,701    500,000      25,251    21,048      500,000
   5     6,212        0         24,301    20,098      500,000       29,117    24,914    500,000      32,775    28,572      500,000

   6     6,212        0         28,713    24,510      500,000       35,495    31,292    500,000      40,818    36,615      500,000
   7     6,212        0         33,130    28,927      500,000       42,281    38,078    500,000      49,706    45,503      500,000
   8     6,212        0         37,354    33,151      500,000       49,258    45,055    500,000      59,246    55,043      500,000
   9     6,212        0         41,358    37,755      500,000       56,410    52,807    500,000      69,475    65,873      500,000
  10     6,212        0         45,195    42,193      500,000       63,801    60,799    500,000      80,514    77,512      500,000

  11     6,212        0         49,103    46,701      500,000       71,695    69,293    500,000      92,699    90,297      500,000
  12     6,212        0         52,822    51,021      500,000       79,850    78,048    500,000     105,865   104,064      500,000
  13     6,212        0         56,376    55,175      500,000       88,305    87,104    500,000     120,132   118,931      500,000
  14     6,212        0         59,805    59,205      500,000       97,118    96,517    500,000     135,644   135,043      500,000
  15     6,212        0         63,100    63,100      500,000      106,300   106,300    500,000     152,516   152,516      500,000

  16     6,212        0         66,244    66,244      500,000      115,861   115,861    500,000     170,873   170,873      500,000
  17     6,212        0         69,263    69,263      500,000      125,848   125,848    500,000     190,884   190,884      500,000
  18     6,212        0         72,247    72,247      500,000      136,368   136,368    500,000     212,782   212,782      500,000
  19     6,212        0         75,241    75,241      500,000      147,489   147,489    500,000     236,778   236,778      500,000
  20     6,212        0         78,300    78,300      500,000      159,291   159,291    500,000     263,104   263,104      500,000

W 21     6,212        0         81,103    81,103      500,000      171,543   171,543    500,000     291,724   291,724      536,188
  22     6,212        0         83,546    83,546      500,000      184,201   184,201    500,000     322,680   322,680      575,017
  23     6,212        0         85,572    85,572      500,000      197,259   197,259    500,000     356,130   356,130      616,104
  24     6,212        0         87,111    87,111      500,000      210,714   210,714    500,000     392,240   392,240      658,962
  25     6,212        0         88,060    88,060      500,000      224,545   224,545    500,000     431,162   431,162      704,519

  26     6,212        0         88,315    88,315      500,000      238,745   238,745    500,000     472,895   472,895      767,981
  27     6,212        0         87,757    87,757      500,000      253,311   253,311    500,000     517,502   517,502      835,766
  28     6,212        0         86,235    86,235      500,000      268,239   268,239    500,000     565,015   565,015      907,414
  29     6,212        0         83,516    83,516      500,000      283,504   283,504    500,000     615,368   615,368      982,742
  30     6,212        0         79,451    79,451      500,000      299,157   299,157    500,000     668,550   668,550    1,060,990

Based on the assumption of current charges and a hypothetical gross annual investment return of 0.00%. the policy terminates without value in year 37.

       This is not an illustration of actual performance. Values shown are not guaranteed. This page must be accompanied by an illustration of policy performance assuming guaranteed charges and a hypothetical gross annual investment return of 0.00%.

      SEE THE "NOTES TO ILLUSTRATIONS" AND THE "APPLICABLE FOOTNOTES PAGE"
         FOR AN EXPLANATION OF RATES OF RETURN, FIGURES SHOWN, AND OTHER IMPORTANT POLICY AND TAX INFORMATION. THIS PRESENTATION MUST BE
           PRECEDED OR ACCOMPANIED BY A PROSPECTUS CONTAINING DETAILED
       INFORMATION ABOUT SURVIVORSHIP INCENTIVE LIFE INCLUDING CHARGES AND
         EXPENSES. THIS IS AN ILLUSTRATION ONLY, AND IS NOT INTENDED TO
         PREDICT ACTUAL PERFORMANCE. VALUES SET FORTH ARE NOT GUARANTEED
                UNLESS THEY ARE CLEARLY IDENTIFIED AS GUARANTEED.

                                                      Prepared by: John Q. Agent
Male Non-Tobacco User Preferred, Age 57
Female Non-Tobacco User Preferred, Age 52         Initial Face Amount = $500,000
Riders: None                           Initial Death Benefit Option is A (Level)
Prepared on Apr l2 1999
                                                                   6.0g-03-31-99
               THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL PAGES

                                      SURVIVORSHIP INCENTIVE LIFE
                     FLEXIBLE PREMIUM JOINT SURVIVORSHIP VARIABLE LIFE INSURANCE [LOGO] EQUITABLE
       ------------------------------
       Member of the Global AXA Group

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
212-554-1234

             ILLUSTRATION OF DEATH BENEFITS, POLICY ACCOUNT VALUES,
                      CASH SURRENDER VALUES, AND PREMIUMS

                   PREPARED FOR: JOE CLIENT AND JOANNE CLIENT

                            ASSUMING CURRENT CHARGES

                                  ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS
                                  ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
                                        0.00% (-1.48% NET)                6.00% (4.44% NET)                 10.00% (8.38% NET)
 END              NET LOANS/     POLICY     NET      NET DEATH     POLICY     NET      NET DEATH     POLICY      NET      NET DEATH
  OF  ANNUALIZED  REPAYM'TS/    ACCOUNT  CASH SURR  BENEFIT AT    ACCOUNT  CASH SURR  BENEFIT AT    ACCOUNT   CASH SURR  BENEFIT AT
  YR   PREMIUMS   WITHDRAWLS     VALUE     VALUE     2ND DEATH     VALUE     VALUE     2ND DEATH     VALUE      VALUE     2ND DEATH
  --   ---------------------     -----     -----     ---------     -----     -----     ---------     -----      -----     ---------

  31     6,212        0         73,814    73,814      500,000     315,245   315,245     500,000      724,442    724,442   1,143,169
W 32     6,212        0         66,348    66,348      500,000     331,790   331,790     508,302      783,715    783,715   1,200,651
  33     6,212        0         56,749    56,749      500,000     348,641   348,641     519,126      846,534    846,534   1,260,489
  34     6,212        0         44,287    44,287      500,000     365,603   365,603     529,393      912,778    912,778   1,321,703
  35     6,212        0         29,013    29,013      500,000     382,848   382,848     540,199      983,065    983,065   1,387,104

  36     6,212        0         10,504    10,504      500,000     400,447   400,447     550,614    1,057,801  1,057,801   1,454,476
T 37     6,212        0                                           418,494   418,494     560,782    1,137,501  1,137,501   1,524,251
  38     6,212        0                                           437,085   437,085     571,270    1,222,725  1,222,725   1,598,102
  39     6,212        0                                           456,380   456,380     581,885    1,314,270  1,314,270   1,675,694
  40     6,212        0                                           476,537   476,537     593,289    1,412,999  1,412,999   1,759,183

  41     6,212        0                                           497,789   497,789     604,813    1,520,091  1,520,091   1,846,911
  42     6,212        0                                           520,407   520,407     616,682    1,636,970  1,636,970   1,939,809
  43     6,212        0                                           534,615   534,615     617,480    1,732,638  1,732,638   2,001,197
  44     6,212        0                                           560,738   560,738     630,831    1,872,557  1,872,557   2,106,627
  45     6,212        0                                           588,980   588,980     647,878    2,027,152  2,027,152   2,229,867

  46     6,212        0                                           619,684   619,684     666,161    2,198,737  2,198,737   2,363,642
  47     6,212        0                                           653,323   653,323     685,335    2,390,313  2,390,313   2,507,438
  48     6,212        0                                           681,899   681,899     695,537    2,573,254  2,573,254   2,624,719

Based on the assumption of current charges and a hypothetical gross annual investment return of 0.00%, the policy terminates without value in year 37.

       This is not an illustration of actual performance. Values shown are not guaranteed. This page must be accompanied by an illustration of policy performance assuming guaranteed charges and a hypothetical gross annual investment return of 0.00%.

      SEE THE "NOTES TO ILLUSTRATIONS" AND THE "APPLICABLE FOOTNOTES PAGE"
         FOR AN EXPLANATION OF RATES OF RETURN, FIGURES SHOWN, AND OTHER
         IMPORTANT POLICY AND TAX INFORMATION. THIS PRESENTATION MUST BE
           PRECEDED OR ACCOMPANIED BY A PROSPECTUS CONTAINING DETAILED
       INFORMATION ABOUT SURVIVORSHIP INCENTIVE LIFE INCLUDING CHARGES AND
         EXPENSES. THIS IS AN ILLUSTRATION ONLY, AND IS NOT INTENDED TO
         PREDICT ACTUAL PERFORMANCE. VALUES SET FORTH ARE NOT GUARANTEED
                UNLESS THEY ARE CLEARLY IDENTIFIED AS GUARANTEED.

                                                      Prepared by: John Q. Agent
Male Non-Tobacco User Preferred, Age 57
Female Non-Tobacco User Preferred, Age 52         Initial Face Amount = $500,000
Riders: None                           Initial Death Benefit Option is A (Level)
Prepared on Apr l2 1999
                                                                   6.0g-03-31-99
               THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL PAGES

                                      SURVIVORSHIP INCENTIVE LIFE
                     FLEXIBLE PREMIUM JOINT SURVIVORSHIP VARIABLE LIFE INSURANCE [LOGO] EQUITABLE
       ------------------------------
       Member of the Global AXA Group

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
212-554-1234

                            APPLICABLE FOOTNOTES PAGE

                   PREPARED FOR: JOE CLIENT AND JOANNE CLIENT

                FOOTNOTES ARE ILLUSTRATED IN ORDER OF OCCURRENCE
                       FOR EACH YEAR THEY ARE APPLICABLE:
                ------------------------------------------------

       ASSUMING CURRENT CHARGES              ASSUMING GUARANTEED CHARGES
       ------------------------              ---------------------------
       Year 21 - Footnote(s): W.             Year 26 - Footnote(s): T, W.
       Year 32 - Footnote(s): W.             Year 32 - Footnote(s): T.
       Year 37 - Footnote(s): T.

EXPLANATION OF FOOTNOTES USED IN THIS ILLUSTRATION:
---------------------------------------------------

T Based on the assumptions of this illustration, the policy terminates without value. Adverse tax consequences could occur if a policy with loans is surrendered or permitted to terminate. See "Important Tax Information" section on the "Notes to Illustrations" page.

W The policy has gone into corridor. Premiums may be restricted without evidence of insurability. Withdrawals may reduce the death benefit by an amount in excess of the withdrawal amount.

Z     Multiple footnotes are applicable.

Survivorship Incentive Life is issued by The Equitable Life Assurance Society of the United States (Equitable), and is distributed by EQ Financial Consultants, Inc., New York, NY 10104, a wholly owned subsidiary of Equitable. Equitable is a wholly owned subsidiary of The Equitable Companies Incorporated (EQ). AXA, an insurance holding company, is EQ's largest shareholder. Neither EQ nor AXA has responsibility for the insurance obligations of Equitable. Survivorship Incentive Life is policy form 99-400 in most jurisdictions.

MINIMUM INITIAL PREMIUM:     $441.32  TARGET PREMIUM:                  $6,212.52
PLANNED ANNUAL PREMIUM:    $6,212.00  5 YR NO LAPSE GUARANTEE PREMIUM: $1,739.63
INITIAL 7-PAY PREMIUM:    $24,866.00
AGE 70/10YR DEATH BENEFIT
GUARANTEE PREMIUM:         $6,212.52

                               FOR DELIVERY IN PA

                                                      Prepared by: John Q. Agent
Male Non-Tobacco User Preferred, Age 57
Female Non-Tobacco User Preferred, Age 52         Initial Face Amount = $500,000
Riders: None                           Initial Death Benefit Option is A (Level)
Prepared on Apr l2 1999
                                                                   6.0g-03-31-99
               THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL PAGES